Filed Pursuant to Rule 497(e) Registration No. 033-06790

THE TETON WESTWOOD FUNDS (the “Trust”)

TETON Westwood Mighty Mitessm Fund (“Mighty Mites Fund”)

Supplement dated October 3, 2013, to the Trust’s Statement of Additional Information,

dated January 28, 2013, as supplemented.

Effective October 3, 2013, Paul D. Sonkin has been added as a Portfolio Manager of the Mighty Mites Fund. The Mighty Mites Fund will continue to be co-managed by Mario J. Gabelli, CFA, Laura Linehan, and Elizabeth M. Lilly.

To reflect the addition, please note the following:

In the “Portfolio Managers” section, under the “Management of Other Accounts” sub-section, the following is added:

EXCLUDES TETON WESTWOOD MIGHTY MITES FUND:

	Total Number of Accounts Managed	Total Assets in the Accounts (in millions)	Number of Accounts Where Advisory Fee is Based on Performance	Total Assets in Accounts Where the Advisory Fee is Based on Performance (in millions)
Paul D. Sonkin(1),(2)
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

(1)	Information is as of September 30, 2013
(2)	Co-Portfolio Manager for the TETON Westwood Mighty Mites Fund

Under the “Ownership of Shares in the Funds” sub-section, the following is added:

Team Member	Fund	Dollar Range of Equity Securities Held in each Fund*
Paul D. Sonkin	TETON Westwood Mighty Mites Fund	A

*	Key to Dollar Ranges – Information as of September 30, 2013
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 - $500,000
F.	$500,001 – $1,000,000
G.	over $1,000,000

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE